                                                                    EXHIBIT 99.2

                             LETTER OF TRANSMITTAL
                              AND FORM OF ELECTION

     TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK, PAR VALUE $1.00 PER SHARE, OF LIGHTHOUSE FINANCIAL SERVICES, INC. WHEN SUBMITTED PURSUANT TO AN ELECTION IN CONNECTION WITH THE PROPOSED MERGER OF LIGHTHOUSE FINANCIAL SERVICES, INC. INTO SUNTRUST BANK HOLDING COMPANY, A WHOLLY OWNED SUBSIDIARY OF SUNTRUST BANKS, INC.

     A PROPERLY EXECUTED LETTER OF TRANSMITTAL AND FORM OF ELECTION, ALONG WITH THE STOCK CERTIFICATES COVERED THEREBY OR A GUARANTEE OF DELIVERY OF SUCH CERTIFICATES, MUST BE RECEIVED BY THE EXCHANGE AGENT BY 5:00 P.M., EASTERN STANDARD TIME, ON THE LAST BUSINESS DAY PRIOR TO THE DATE WHEN THE MERGER BECOMES EFFECTIVE (THE "ELECTION DEADLINE"). IF A HOLDER OF COMMON STOCK OF LIGHTHOUSE FINANCIAL SERVICES, INC. (A "LIGHTHOUSE STOCKHOLDER") DOES NOT MAKE AN EFFECTIVE ELECTION, AS DETERMINED AT THE SOLE DISCRETION OF SUNTRUST BANKS, INC. ("SUNTRUST"), WHICH IT MAY DELEGATE IN WHOLE OR IN PART TO THE EXCHANGE AGENT, SUCH STOCKHOLDER WILL RECEIVE A COMBINATION OF CASH AND SHARES OF SUNTRUST COMMON STOCK.

                                      To:

                         SUNTRUST BANK, EXCHANGE AGENT
                      (TELEPHONE:                      )*

              Delivering By Mail:                          By Hand & Overnight Delivery:
                 SunTrust Bank                                     SunTrust Bank
           Stock Transfer Department                             58 Edgewood Avenue
                 P.O. Box 4625                                   Room 225 -- Annex
             Atlanta, Georgia 30302                            Atlanta, Georgia 30303
                 1-888-273-5089

                          By Facsimile Transmission**:

                      ------------------------------------
                             Confirm by Telephone:

                      ------------------------------------

 * Deliveries made to an address other than any of the addresses stated above will not be acceptable and SunTrust Bank will not be responsible therefor.

** Deliveries of this Letter of Transmittal and Form of Election and, if applicable, a guarantee of delivery of a certificate of Lighthouse Common Stock via facsimile are acceptable; however, for a Form of Election to be effective, delivery of the related certificates of Lighthouse Common Stock must be made by mail, hand or overnight delivery.

Ladies and Gentlemen:

     In connection with the merger (the "Merger") of Lighthouse Financial Services, Inc. ("Lighthouse"), a Delaware corporation, into SunTrust Bank Holding Company, a Florida corporation, and a wholly owned subsidiary of SunTrust Banks, Inc. ("Holding"), the undersigned hereby submits the certificates listed below, which, prior to the Merger, represented shares of common stock, par value $1.00 per share, of Lighthouse ("Lighthouse Common Stock"), and indicates a preference, subject to the terms and conditions set forth below, to have each share of Lighthouse Common Stock represented by such certificate converted into the right to receive either (i) cash in an amount equal to $42.7962, without interest, (ii) the number of shares of common stock, par value $1.00 per share, of SunTrust Banks, Inc. ("SunTrust Common Stock") equal to $42.7962, divided by the average closing price per share of SunTrust Common Stock for each of the ten (10) consecutive trading days ending on and including the third business day prior to the date when the Merger becomes effective (the "Effective Time"), or (iii) the cash consideration described in
(i) above for 45% of the holder's shares of Lighthouse Common Stock, and the stock consideration described in (ii) above for 55% of the holder's shares of Lighthouse Common Stock, all as determined in accordance with Section 2.7 of the Agreement and Plan of Merger and Reorganization, dated January 21, 2003, by and among SunTrust Banks, Inc., Lighthouse Financial Services, Inc. and SunTrust Bank Holding Company (the "Merger Agreement").

     It is understood that the following election is subject to the terms, conditions and limitations set forth in (i) the Proxy Statement/Prospectus dated
                         , 2003, relating to the Merger (the "Proxy
Statement/Prospectus"), receipt of which is acknowledged by the undersigned,
(ii) the Merger Agreement included as Annex A to the Proxy Statement/Prospectus, and (iii) the accompanying Instructions. The undersigned understands that neither certificates nor scrip representing fractional shares of SunTrust Common Stock will be issued in connection with the Merger, but in lieu thereof each holder of Lighthouse Common Stock who otherwise would have been entitled to a fraction of a share of SunTrust Common Stock will be paid cash equal to the fractional portion of the arithmetic mean of the closing price per share of SunTrust Common Stock for each of the ten (10) consecutive trading days ending on and including the third business day prior to the Effective Time.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificates and to receive on behalf of the undersigned, in exchange for the shares of Lighthouse Common Stock represented thereby, any check for the cash or any certificate for the shares of SunTrust Common Stock issuable in the Merger. If certificates are not delivered herewith, there is furnished below a guarantee of delivery of such certificates for shares of Lighthouse Common Stock from a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

     Unless otherwise indicated under Special Payment Instructions, please issue any check and any certificate for shares of SunTrust Common Stock in the name of the registered holders of the Lighthouse Common Stock. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any check and any certificate for shares of SunTrust Common Stock to the registered holders of the Lighthouse Common Stock at the address or addresses shown below.

                                                                 Certificate(s) or Delivery Guarantee enclosed
                                                                      (Attach separate list if necessary)
       Name and address of registered owner
                 (Please fill in)                            Certificate Number                   Number of Shares

                                                                Total shares

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

     A PROPERLY EXECUTED LETTER OF TRANSMITTAL AND FORM OF ELECTION, ALONG WITH THE STOCK CERTIFICATES COVERED THEREBY OR A GUARANTEE OF DELIVERY OF SUCH CERTIFICATES, MUST BE RECEIVED BY THE EXCHANGE AGENT BY THE ELECTION DEADLINE. IF A LIGHTHOUSE STOCKHOLDER DOES NOT MAKE AN EFFECTIVE ELECTION, AS DETERMINED AT THE SOLE DISCRETION OF SUNTRUST, WHICH IT MAY DELEGATE IN WHOLE OR IN PART TO THE EXCHANGE AGENT, SUCH STOCKHOLDER WILL RECEIVE A COMBINATION OF CASH AND SHARES OF SUNTRUST COMMON STOCK.

TYPE OF ELECTION (SEE INSTRUCTIONS B, C AND E) (PLEASE CHECK ONE BOX ONLY):

     [ ]  CASH ELECTION

     [ ]  STOCK ELECTION

     [ ]  COMBINATION ELECTION

IMPORTANT: In the event that elections to receive either cash or SunTrust Common Stock exceed the limitations set forth in the Merger Agreement and described in the Proxy Statement/Prospectus, the shares of Lighthouse Common Stock as to which elections have been made to receive the form of consideration which is over-subscribed will be reduced pursuant to specified procedures.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS E(7) AND E(9))

  To be completed ONLY if the checks are to be made payable to or the certificates for shares of SunTrust Common Stock are to be registered in the name of someone other than the registered holder(s) of Lighthouse Common Stock.

Name(s)     --------------------------------------------------------

            --------------------------------------------------------
                                 (PLEASE PRINT)

Address ------------------------------------------------------------

            --------------------------------------------------------
                              (INCLUDING ZIP CODE)

            --------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                            (SEE INSTRUCTIONS E(8))

  To be completed ONLY if the checks are to be made payable to or the certificates for shares of SunTrust Common Stock are to be issued in the name of the registered holder(s) of Lighthouse Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s) set forth below.

Name(s)     --------------------------------------------------------

            --------------------------------------------------------
                                 (PLEASE PRINT)

Address ------------------------------------------------------------

            --------------------------------------------------------
                              (INCLUDING ZIP CODE)

--------------------------------------------------------------------------------
             SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED
             (SEE INSTRUCTION E(7) CONCERNING SIGNATURE GUARANTEE)

---------------------------------------------------
---------------------------------------------------           Name(s) -----------------------------------------
---------------------------------------------------           (PLEASE PRINT)

(SIGNATURE(S) OF OWNER(S))                                    Name(s) -----------------------------------------
Must be signed by registered holder(s) exactly as             (PLEASE PRINT)
name(s) appear(s) on stock certificate(s)
or by person(s) authorized to become registered               Name(s) -----------------------------------------
holder(s) by certificates and documents transmitted           (PLEASE PRINT)
herewith. If signature is by attorney, executor,
administrator, trustee or guardian or others acting           Address -----------------------------------------
in a fiduciary capacity, set forth full title and             -------------------------------------------------
see Instruction E(3).                                         -------------------------------------------------
Medallion Signature(s) Guaranteed:                            (DAYTIME AREA CODE AND TELEPHONE NUMBER)
See Instruction E(7)
                                                              -------------------------------------------------
---------------------------------------------------
(AUTHORIZED SIGNATURE)                                        (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                                                              Dated: ------------------------------ , 200 -----

                             GUARANTEE OF DELIVERY
         (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)

     The undersigned is: a member of a registered national securities exchange; or a member of the National Association of Securities Dealers, Inc.; or a commercial bank or trust company having an office or correspondent in the United States; and guarantees to deliver to the Exchange Agent the certificates for shares of Lighthouse Common Stock to which this Letter of Transmittal and Form of Election relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Lighthouse, no later than 5:00 P.M., Eastern Standard Time, the third business day after the Election Deadline.

--------------------------------------------------------------------------------
                              FIRM (PLEASE PRINT)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ADDRESS)

--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

                           IMPORTANT TAX INFORMATION

     Please provide your name and social security or other taxpayer identification number on the substitute form W-9 in the W-9 Box below and certify therein that you are not subject to backup withholding. Failure to do so may subject you to 30% federal backup withholding. See Instruction E(12) for instructions concerning the completion of the Substitute Form W-9 below.

------------------------------------------------------------------------------------------------------------------------

                                     PART 1--Please provide your name and correct TIN                 NAME
  SUBSTITUTE                         in the spaces at the right and certify by signing
  FORMW-9                            and dating below.                                    ----------------------------
 Department of the Treasury                                                                  SOCIAL SECURITY NUMBER
 Internal Revenue Service
                                                                                                    -       -
                                                                                          ----------------------------
                                                                                                        OR
                                                                                             EMPLOYER IDENTIFICATION
                                                                                                     NUMBER
                                                                                                        -
                                                                                          ----------------------------
                                   -------------------------------------------------------------------------------------
  Payer's Request for                PART 2 -- Check this box [ ] if you are awaiting your TIN.
  Taxpayer Identification
  Number ("TIN").
                                   -------------------------------------------------------------------------------------

                                     CERTIFICATION -- Under the penalties of perjury, I certify that:
                                     (1) The number shown on this form is my correct TIN (or I
                                     am waiting for a number to be issued to me);
                                     (2) I AM NOT subject to backup withholding under the
                                         provisions of the Internal Revenue Code because (a) I am
                                         exempt from backup withholding, (b) I have not been
                                         notified by the Internal Revenue Service (the "IRS")
                                         that I am subject to backup withholding as a result of
                                         a failure to report all interest or dividends or (c)
                                         the IRS has notified me that I am no longer subject to
                                         backup withholding; and

                                     (3) I am a U.S. person (including a U.S. resident alien).
                                     Certification Instructions -- You must cross out Item
                                     (2) above if you have been notified by the IRS that you
                                     are currently subject to backup withholding because of
                                     under-reporting interest or dividends on your tax return.
                                     However, if after being notified by the IRS that you were
                                     subject to backup withholding you received another
                                     notification from the IRS that you are no longer subject
                                     to backup withholding, do not cross out such Item (2).

                                     Signature:

                                     --------------------------------------------------

                                     Date:
                                     --------------------------------------------------

If you checked the box in part 2 of the W-9 Box above, you must complete the Awaiting TIN Box.

         CERTIFICATE OF PERSON AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that 30% of all reportable payments made to me may be withheld until I provide a number.

Signature:
------------------------------------------------------------

Date:
------------------------------------------------------------

                                  INSTRUCTIONS

A.  SPECIAL CONDITIONS.

     1. Time in Which to Elect. To be effective, an Election (as hereinafter defined) on this form or a facsimile hereof, must be properly completed, signed and submitted to the Exchange Agent, accompanied by the above-described certificates representing shares of Lighthouse Common Stock or a proper guarantee of delivery thereof, at the address set forth above, no later than the Effective Time. Lighthouse Stockholders whose certificates are not immediately available may also make an Election by completing this form or a facsimile thereof, having the Guarantee of Delivery box properly completed and duly executed (subject to the condition that the certificates, the delivery of which is thereby guaranteed, are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Lighthouse, no later than 5:00 P.M., Eastern Standard Time, on the third business day after the Election Deadline). Holders whose Forms of Election and certificates (or proper guarantees of delivery of certificates) are not so received will not be entitled to specify their preference and will receive a combination of cash and shares of SunTrust Common Stock in the Merger, determined in accordance with Section 2.7 of the Merger Agreement. See Instruction C.

     2. Change or Revocation of Election. All elections will be irrevocable. Once a Lighthouse Stockholder delivers a Letter of Transmittal and Form of Election to the Exchange Agent, such stockholder may not sell, transfer or otherwise dispose of his or her Lighthouse Common Stock.

     3. Nullification of Election. All Letters of Transmittal and Forms of Election will be void and of no effect if the Merger is not consummated, and certificates submitted therewith shall be promptly returned to the persons submitting the same.

B.  TYPES OF ELECTIONS.

     Subject to the provisions of Section 2.7 of the Merger Agreement, each share of Lighthouse Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive either (i) cash in an amount equal to $42.7962, without interest, (ii) the number of shares of SunTrust Common Stock equal to $42.7962, divided by the average closing price per share of SunTrust Common Stock for each of the ten (10) consecutive trading days ending on and including the third business day prior to the Effective Time, or (iii) the cash consideration described in (i) above for 45% of the holder's shares of Lighthouse Common Stock, and the stock consideration described in (ii) above for 55% of the holder's shares of Lighthouse Common Stock, determined in accordance with Section 2.7 of the Merger Agreement.

     By properly completing the box marked "Type of Election," each holder may indicate (an "Election") that such holder desires to have all shares of Lighthouse Common Stock owned by such holder converted into the right to receive either:

        (i)    $42.7962 per share in cash, without interest ("Cash Election");

        (ii) shares of SunTrust Common Stock, with cash in lieu of any fractional shares ("Stock Election"); or

        (iii) cash consideration for 45% of your shares of Lighthouse Common stock and stock consideration for 55% of your shares of Lighthouse Common Stock, determined in accordance with Section
               2.7 of the Merger Agreement ("Combination Election").

     See Instruction E(4) for information concerning the right to make multiple Elections, and Instruction E(5) for information concerning the submission of multiple Forms of Election.

C.  ELECTION AND PRORATION PROCEDURES.

     A description of the election and proration procedures is set forth in the Proxy Statement/Prospectus under "The Merger Agreement -- Merger Consideration" and "The Merger Agreement -- Election and Election Procedures." A full statement of the election and proration procedures is contained in Article II of the Merger Agreement. All Elections are subject to compliance with the election procedures and to the proration procedures set forth in the Merger Agreement. IN CONNECTION WITH MAKING ANY ELECTION, EACH

LIGHTHOUSE STOCKHOLDER SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT/PROSPECTUS UNDER "THE MERGER - MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES."

D.  RECEIPT OF CHECKS AND SUNTRUST COMMON STOCK.

     As soon as practicable after the Effective Time, bank checks and/or certificates representing shares of SunTrust Common Stock will be distributed to those holders who are entitled thereto and who have surrendered their certificates representing shares of Lighthouse Common Stock to the Exchange Agent for cancellation. In no event shall the holder of any surrendered certificate for shares of Lighthouse Common Stock be entitled to receive any interest on any cash to be received in the Merger.

E.  GENERAL.

     1. Execution and Delivery. This Letter of Transmittal and Form of Election must be properly completed, signed and submitted to the Exchange Agent and accompanied by the certificates representing the shares of Lighthouse Common Stock as to which the Election is being made (or by appropriate guarantee of delivery of such certificates from a member of any registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, provided such certificates are in fact delivered by the time set forth in such guarantee of delivery) and must be delivered by mailing, faxing or otherwise delivering to the Exchange Agent at the address set forth above.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, BUT IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

     2. Inadequate Space. If there is insufficient space for any material required by this Letter of Transmittal and Form of Election, please attach a separate sheet.

     3. Signatures. The signature (or signatures, in the case of certificates owned by two or more joint holders) on the Letter of Transmittal and Form of Election should correspond exactly with the name(s) as written on the face of the certificate(s) unless the shares of Lighthouse Common Stock described on the Letter of Transmittal and Form of Election have been assigned by the registered holder(s), in which event the Letter of Transmittal and Form of Election should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

     If the Letter of Transmittal and Form of Election is signed by a person or persons other than the registered owners of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates with signature(s) Medallion guaranteed.

     If the Letter of Transmittal and Form of Election is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact, or in any other representative or fiduciary capacity, the person signing must give such person's full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded with the Letter of Transmittal and Form of Election.

     Certificates may be surrendered by a firm acting as agent for the registered holder(s) if such firm is a member of any registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

     4. Multiple Elections Not Allowed. A holder may make a single Election for all of such holder's shares of Lighthouse Common Stock; however, different Elections may not be made for different portions of such holder's shares.

     5. Multiple Forms of Elections. Holders of record of shares of Lighthouse Common Stock who hold such shares as nominees, trustees or in other representative capacities (a "Representative") may submit multiple Forms of Election, provided that such Representative certifies that each such Letter of Transmittal and Form of

Election covers all the shares of Lighthouse Common Stock held by each such Representative for a particular beneficial owner.

     6. Checks and New Certificates in Same Name. If checks or certificates representing shares of SunTrust Common Stock are to be payable to the order of or registered in exactly the same name that appears on the old certificates representing shares of Lighthouse Common Stock being submitted herewith, it will not be necessary to endorse the old certificates or to pay for transfer taxes.

     7. Checks and New Certificates in Different Name. If checks or stock certificates are to be payable to the order of or registered in other than exactly the name that appears on the old certificates submitted herewith, the certificates submitted must be properly endorsed, or accompanied by appropriate, signed stock powers, with the signature guaranteed by a firm that is a member of the New York Stock Exchange Medallion Signature Guarantee Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution").

     8. Special Delivery Instructions. If the checks or the certificates for the shares of SunTrust Common Stock are to be issued in the name of the registered holder(s) of shares of Lighthouse Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in the space provided.

     9. Stock Transfer Taxes. SunTrust will bear the liability for any state stock transfer taxes applicable to the delivery of checks and stock certificates in connection with the Merger; provided, however, that if any such check or certificate is to be issued or paid in the name of a person other than the person in whose name the certificate so surrendered in exchange therefor is registered, it shall be a condition of the payment and issuance that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall pay any transfer and other taxes required by reason of the payment in the name of a person other than the registered holder of the certificate so surrendered, or shall establish to the satisfaction of the Exchange Agent and SunTrust that such tax has been paid or is not applicable. Holding may require any person claiming a certificate to have been lost, stolen or destroyed to provide indemnification to Holding to protect it against possible loss prior to making any payment.

     10. Lost or Destroyed Certificate(s). If any Lighthouse Common Stock certificate has been lost, stolen or destroyed, immediately notify the Exchange Agent IN WRITING. Your letter should be forwarded along with your properly completed Letter of Transmittal and Form of Election and any certificates you may have in your possession. Once written notification of the loss is received by the Exchange Agent, an affidavit of loss and indemnity agreement, along with instructions which include the cost of replacing the certificate, will be sent to the holder of the Lighthouse Common Stock represented by the lost certificate. The exchange cannot be processed until any missing certificate has been replaced.

     11. Dividends on the Shares of SunTrust Common Stock. It is important that certificates representing Lighthouse Common Stock be surrendered promptly because until so surrendered the holders thereof will not be entitled to receive payment of dividends or other distributions which may be declared and payable on shares of SunTrust Common Stock, to the extent holders of SunTrust Common Stock are entitled thereto. Upon surrender, any such dividends or other distributions payable from the Effective Time on the shares of SunTrust Common Stock, and any amounts payable in respect of fractional shares, will be paid, without interest, to the recordholder(s) in whose name(s) the certificates representing the shares of SunTrust Common Stock were issued, subject to the terms of the Merger Agreement and applicable law.

     12. Substitute Form W-9. Under Federal income tax law, any person submitting this Letter of Transmittal and Form of Election must provide to the Exchange Agent and SunTrust his, her or its correct taxpayer identification number ("TIN"), and certify that such TIN is true, correct and complete, on Substitute Form W-9 in the W-9 Box. If such TIN is not provided, a penalty of $50.00 may be imposed by the Internal Revenue Service ("IRS") and payments made may be subject to 30% backup withholding. The TIN to be provided is that of the person submitting this election form. The TIN for an individual is his or her social security number.

     Exempt persons (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. A foreign individual may qualify as an exempt person by submitting a Form W-8 BEN, signed under penalties of perjury, certifying such individual's foreign status. Such form can be obtained from the Exchange Agent.

     Part 2 of the W-9 Box may be checked if the person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If Part 2 of the W-9 Box is checked, such person must also complete the Awaiting TIN Box to avoid backup withholding. Notwithstanding that Part 2 of the W-9 Box is checked and the Awaiting TIN Box is completed, prior to the time a properly certified TIN is provided to the Exchange Agent, the Exchange Agent will withhold 30% of all payments made.

     The signature and date endorsed on Substitute Form W-9 in the W-9 Box will serve to certify that the TIN and withholding information provided in this election form are true, correct and complete. See Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions included with this election form.

     13. Miscellaneous. A single check and/or a single stock certificate will be issued.

     All questions with respect to this Letter of Transmittal and Form of Election and the Elections (including, without limitations, questions relating to the timeliness or effectiveness of any Election and computations as to proration) will be determined by SunTrust and Lighthouse, which determinations shall be conclusive and binding.

     Additional copies of this Letter of Transmittal and Form of Election may be
obtained from the Exchange Agent (whose telephone number is                ).

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security Numbers ("SSNs")have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers ("EINs") have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help you determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------
   FOR THIS TYPE OF ACCOUNT:         GIVE THE SSN OF:
--------------------------------------------------------
 1.  Individual                   The individual
 2.  Two or more                  The actual owner of
     individuals (joint           the account or, if
     account)                     combined
                                  funds, the first
                                  individual
                                  on the account(1)
 3.  Custodian account of a       The minor(2)
     minor (Uniform Gift to
     Minors Act)
 4.  a. The usual revocable       The grantor-
      savings trust               trustee(1)
      account (grantor is
      also trustee)
     b. So-called trust           The actual owner(1)
      account that is not a
      legal or valid trust
      under state law
 5.  Sole proprietorship          The owner(3)
     account
--------------------------------------------------------

--------------------------------------------------------
   FOR THIS TYPE OF ACCOUNT:         GIVE THE EIN OF:
--------------------------------------------------------
 6.  Sole proprietorship          The owner(3)
 7.  A valid trust, estate or     Legal entity(4)
     pension trust
 8.  Corporate                    The corporation
 9.  Association, club,           The organization
     religious, charitable,
     education, or other
     tax-exempt
     organization
10.  Partnership                  The partnership
11.  A broker or registered       The broker or nominee
     nominee
12.  Account with the             The public entity
     Department of
     Agriculture in the
     name of a public entity
     (such as a state or
     local government,
     school district, or
     prison) that receives
     agriculture program
     payments
--------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's SSN.
(3) You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                        GUIDELINES FOR CERTIFICATION OF

             TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a taxpayer identification number ("TIN"), obtain Form SS-5, Application for a Social Security Card at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1-800-829-3676 or by accessing the internet website of the Internal Revenue Service ("IRS") at www.irs.gov.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding include:
  - An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).
  - The United States or any of its agencies or instrumentalities.
  - A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
  - An foreign government or any of its political subdivisions, agencies or instrumentalities.
  - An international organization or any agency or instrumentality thereof. Payees that may be exempt from backup withholding include:
  - A corporation.
  - A foreign central bank of issue.
  - A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
  - A future commission merchant registered with the Commodity Futures Trading Commission.
  - A real estate investment trust.
  - An entity registered at all times during the tax year under the Investment Company Act of 1940.
  - A common trust fund operated by a bank under Section 584(a).
  - A financial institution.
  - A middleman known in the investment community as a nominee or custodian.
  - A trust exempt from tax under Section 664 or described in Section 4947. Payments of dividends and patronage dividends generally exempt from backup withholding including:
  - Payments to nonresident aliens subject to withholding under Section 1441.
  - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresidential alien partner.
  - Payments of patronage dividends not paid in money.
  - Payments made by certain foreign organizations.
  - Section 404(k) distributions made by an ESOP.
  Payments of interest generally exempt from backup withholding include:
  - Payments of interest on obligations issued by individuals. However, if you paid $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.
  - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
  - Payments described in Section 6049(b)(5) to nonresident aliens.

  - Payments on tax-free covenant bonds under Section 1451.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.
  - Mortgages or student loan interest paid to you.

  Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

EXEMPT PAYEES SHOULD COMPLETE A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TIN, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. NON-U.S. PAYEES WHO ARE NOT SUBJECT TO BACKUP WITHHOLDING SHOULD COMPLETE A W-8BEN AND RETURN IT TO THE PAYER.

  PRIVACY ACT NOTICE.--Section 6109 requires you to provide your correct TIN to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold at a rate equal to the fourth lowest income tax rate applicable to individuals (which is 30.0% for 2003, 29.0% for 2004 and 2005, and 28.8% for 2006) on payments of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

PENALTIES
(1) FAILURE TO FURNISH TIN. -- If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) MISUSE OF TINS. -- If the requester discloses or uses TINs in violation of federal law, the requestor may be subject to civil and criminal penalties.

       FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.